                                                                      Exhibit 21

                           SUBSIDIARIES OF REGISTRANT

                           SUBSIDIARIES OF REGISTRANT

                                                             Percent    Percent
                                                             Direct     Indirect
                                                             Ownership  Ownership             Jurisdiction
                                                             ---------  ---------             ------------
Albany International Pty.,Ltd.                                                100              Australia

Nomafa Austria                                                                100               Austria

Albany International Feltros e Telas Industriais Ltda.                        100                Brazil

Albany International Canada Inc.                                              100                Canada
M&I Door Systems                                                              100                Canada
Geschmay Canada, Inc.                                                         100                Canada
AI Finance Canada, Inc.                                                       100                Canada

Albany International (China) Co., Ltd.                            100                            China

Albany Fennofelt Oy AB                                                        100               Finland
Metco Form Oy                                                                 100               Finland

Albany International Holding S.A.                                             100                France
Albany International S.A.                                                     100                France
Martel Catala S.A.                                                            100                France
Nomafa S.A.R.L.                                                               100                France
T.I.S. S.A.                                                                   100                France
Cofpa, S.A.                                                                   100

Schieffer Tor-und Schutzsysteme GmbH                                          100               Germany
Albany International GmbH, Eschenbach                                         100               Germany
Nomafa GmbH                                                                   100               Germany
Albany International Germany One GmbH                                         100               Germany
Albany International Germany Two GmbH                                         100               Germany
Albany International Germany Three GmbH                                       100               Germany
Albany Germany Gmbh & Co. KG                                                  100               Germany
Geschmay Research GmbH                                                        100               Germany
Wurttembergische Filztuchfabrik D. Geschmay GmbH                              100               Germany

AI Financial Services Company                                                 100               Ireland

Feltrificio Veneto                                                            100                Italy
Albany International Italia S.p.A.                                            100                Italy


Albany Nordiskafilt Kabushiki Kaisha                                          100                Japan

Albany International S.A. de C.V.                                             100                Mexico
Martel Wire, S.A. de C.V.                                                     100                Mexico
Telas Industriales de Mexico, S.A. de C.V.                        100                            Mexico
Albany International Industrial Fabrics & Filters,                            100                Mexico
S.A.de C.V.

Nomafa B.V.                                                                   100             Netherlands
Albany International B.V.                                                     100             Netherlands

Albany Nordiskafilt AS                                                        100                Norway

Geschmay Asia Private Limited                                                 100              Singapore

Albany International Korea, Inc.                                  100                         South Korea

Albany Nordiska S.A.                                                          100                Spain

Albany Nordiskafilt Aktiebolag                                                100                Sweden
Nomafa Aktiebolag                                                             100                Sweden
Albany Wallbergs AB                                               100                            Sweden

Nordiska Industrie Produkte AG                                    100                         Switzerland
Nomafa AG                                                                     100             Switzerland

Albany International Ltd.                                         100                        United Kingdom

Albany International Research Co.                                 100                        United States
Albany International Techniweave, Inc.                            100                        United States
Albany International Holdings One, Inc.                           100                        United States
Albany International Holdings Two, Inc.                           100                        United States
Geschmay Corp.                                                    100                        United States

Geschmay Export Corp.                                                         100         U.S. Virgin Islands